SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: August 28, 2008



                         E'PRIME AEROSPACE CORPORATION
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             (Exact name of registrant as specified in its charter)


           Colorado                 33-9472-D CO               59-2802081
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(State or other jurisdiction        (Commission               (IRS Employer
      of Incorporation)               File No.)            Identification No.)



                  992 Stage Avenue, Suite 11, Memphis, TN 38127
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                   (Address of principal executive offices)

                                 321-269-0900
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                       (Registrant's telephone number)

                 7637 Leesburg Pike #200, Falls Church, VA 22043
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        (Former name or former address, if changed since last report)



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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     CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))



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ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On July 24, 2008 the Company was notified by its' auditors, Kempisty & Company Certified Public Accountants, P.C. ("Kempisty") that they were resigning the account due to non-payment of outstanding audit fees.

     Kempisty's report on the Company's consolidated financial statements for each of the years ended September 30, 2005 and September 30, 2006, did not contain any adverse opinion, or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended September 30, 2005 and September 30, 2006, and through July 24, 2008 there were no disagreements with Kempisty on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Kempisty's satisfaction would have caused Kempisty to make reference thereto in Kempisty's reports on the Company's financial statements for such years.

     During the fiscal years ended September 30, 2005 and September 30, 2006, and through July 24, 2008 there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.


ITEM 5.02 OFFICER AND DIRECTOR CHANGES

     Effective August 12, 2008, James D. Oldham III resigned form his position as Chairman of the Board of Directors and as President. Mr. Oldham will remain as an active member of the Board of Directors.

     Nichlous Herren, currently an active Director, was appointed as President and Chairman of the Board of Directors effective the same date.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ITEM 9.01 EXHIBITS

     (d) Exhibits.

Exhibit
 Number   Description
--------  ----------------------------------------------------

16.1 Letter dated August 26, 2008 from Kempisty & Company, CPA's, P.C. regarding change of certifying accountant.





                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


E'Prime Aerospace Corporation

August 28, 2008

/s/Nichlous Herren
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Nichlous Herren, President